Amendment to Purchase Agreement
by and between Cytomedix, Inc. and Lincoln Park Capital Fund, LLC

This Amendment (the "Amendment") to that certain Purchase Agreement dated as of October 5, 2010 (the "Agreement") by and between Cytomedix, Inc., a Delaware corporation (the "Company") and Lincoln Park Capital Fund, LLC, an Illinois limited liability company ("Lincoln Park"), is entered into as of November 4, 2010, and modifies the terms of such Agreement as provided below. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

WHEREAS, following the execution of the Agreement, the Company and Lincoln Park wish and therefore have agreed to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Lincoln Park mutually agree and intend to be legally bound to the terms of this Amendment as follows:

1. Section 8(f) is hereby amended and restated to read in its entirety as follows:

"(f) The Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company and the Company's Transfer Agent;"

2. Section 8(m) is deleted in its entirety and such Section in the Agreement therefore to read in its entirety as follows:

"(m) *Deleted*."

3. All other terms and provisions of the Agreement remain unchanged and in full force and effect and the terms and provisions of Section 12 of the Agreement are hereby incorporated by reference herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of November 4, 2010.

Lincoln Park Capital Fund, LLC
BY: LINCOLN PARK CAPITAL, LLC
BY: ALEX NOAH INVESTORS, INC.

By: ______________________
Name:
Title:

Cytomedix, Inc.

By: /s/ Martin P. Rosendale
Name: Martin Rosendale
Title: CEO

Amendment to Purchase Agreement
by and between Cytomedix, Inc. and Lincoln Park Capital Fund, LLC

This Amendment (the "Amendment") to that certain Purchase Agreement dated as of October 5, 2010 (the "Agreement") by and between Cytomedix, Inc., a Delaware corporation (the "Company") and Lincoln Park Capital Fund, LLC, an Illinois limited liability company ("Lincoln Park"), is entered into as of November 4, 2010, and modifies the terms of such Agreement as provided below. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

WHEREAS, following the execution of the Agreement, the Company and Lincoln Park wish and therefore have agreed to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Lincoln Park mutually agree and intend to be legally bound to the terms of this Amendment as follows:

1. Section 8(f) is hereby amended and restated to read in its entirety as follows:

"(f) The Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company and the Company's Transfer Agent;"

2. Section 8(m) is deleted in its entirety and such Section in the Agreement therefore to read in its entirety as follows:

"(m) *Deleted*."

3. All other terms and provisions of the Agreement remain unchanged and in full force and effect and the terms and provisions of Section 12 of the Agreement are hereby incorporated by reference herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of November 4, 2010.

Lincoln Park Capital Fund, LLC
BY: LINCOLN PARK CAPITAL, LLC
BY: ALEX NOAH INVESTORS, INC.

By: [signature]
Name: Jonathan Cope
Title: President

Cytomedix, Inc.

By: ______________________
Name:
Title: